Investor Presentation March 2015 Pursuing Effective Business Strategy in Regional Insurance Markets Exhibit 99.1

Forward-Looking Statements
The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private
Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the
Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company operates, interest rates, competition from various insurance and other financial businesses, terrorism, the availability and cost of reinsurance, adverse and catastrophic weather events, legal and judicial developments, changes in regulatory requirements, the
Company’s ability to integrate and manage successfully the companies it may acquire from time to time and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements.  The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Reconciliations of non-GAAP data are included in the Company’s news releases regarding quarterly financial results, available on the Company’s website at
investors.donegalgroup.com.

Insurance Holding Company With Mutual
Affiliate
•
Regional property and casualty insurance group
–
21 Mid-Atlantic, Midwestern, New England and Southern
states
–
Distribution force of approximately 2,400 independent
agencies
–
Completed 10 M&A transactions between 1988 and 2010
•
Interrelated operations and pooling agreement with
Donegal Mutual since inception in 1986
•
DGICA and DGICB trade on NASDAQ exchange
–
DGICA dividend yield of 3.4%
–
DGICA shares have 1/10 vote; DGICB shares have one vote

Structure Provides Stability to Pursue
Successful Long-Term Business Strategy
•
Outperform industry in
service, profitability
and book value growth
•
Drive revenues with
organic growth and
opportunistic
transactions
•
Focus on margin
enhancements and
investment
contributions

(Detailed organizational chart included in Supplemental Information – see page 29)

Objective: Outperform Industry
Service, Profitability and Book Value Growth

Change in Net Written Premiums GAAP Combined Ratio Change in Book Value
Donegal Group
Peer Group*
* Peer Group consists of CINF, EMCI, HMN, THG, SIGI, STFC, UFCS (Source: Bloomberg)
-5%
0%
5%
10%
15%
20%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
80%
85%
90%
95%
100%
105%
110%
115%
DGI CAGR: 8%   Peer CAGR: 5%
DGI Avg: 99%  Peer Avg: 100%
DGI CAGR: 4%  Peer CAGR: 5%

2014: Challenging First Half Weather Led to
Operating EPS* of 47¢ vs. 96¢ in 2013
•
8.6% increase in net written premiums
–
Driven by rate increases and 13.8% commercial lines
growth
•
100.5% statutory combined ratio*
–
Catastrophe weather losses added 2.6% to combined ratio
–
Benefits from rate increases and underwriting initiatives
masked by weather losses and higher auto claim severity
•
Book value per share at $15.40 compared with
$15.02 at year-end 2013

Additional details are available at investors.donegalgroup.com
* Reconciliations and definitions of non-GAAP data also are available on our website

Drive Revenues with Organic Growth and
Opportunistic Transactions

$302
$307
$314
$365 $363
$392
$454
$496
December 2008
Acquired Sheboygan Falls
Implemented Pooling Change
Net Written Premiums
(dollars in millions)
$579
December 2010
Acquired Michigan
Implemented 25% Quota Share

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Michigan
Sheboygan
Peninsula
Le Mars
Southern
Atlantic States
$533

Focus on Underwriting Profitability to
Enhance Margins
Donegal Insurance Group (SNL P&C Group)
SNL P&C Industry (Aggregate)
Personal Lines Loss Ratio Commercial Lines Loss Ratio

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
2010 2011 2012 2013 2014
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
2010 2011 2012 2013 2014

9 Achieve Book Value Growth By Implementing Plan Pursue quality premium growth and enhance underwriting profitability Support insurance operations with conservative investment strategy

Maintain Multi-faceted Regional Growth
Strategy
•
$579 million in 2014 net written premiums across
21 states in four operating regions
–
$768 million in direct written premiums for
insurance group*
•
10 M&A transactions since 1988
•
Acquisition criteria:
–
Serving attractive
geography
–
Favorable regulatory,
legislative and judicial environments
–
Similar personal/commercial
business mix
–
Premium volume
up to $100 million
10 10
* Includes Donegal Mutual Insurance Company and Southern Mutual Insurance Company

Example: Michigan Insurance Company
•
Attractive franchise
acquired in 2010
•
Fully integrated into
Donegal systems in
2013
•
Strategic fit
–
Capable
management
team
–
Quality agency
distribution
system
–
Diversified mix of
business
(Dollars in millions)
2015 2014 2013 2012 2011 2010
(under
prior
owner)
Direct written
premiums
$115** $111 $112 $111 $108 $105
External quota
share
0% 20% 30% 40% 50% 75%
Ceded to Donegal
Mutual*
25% 25% 25% 25% 25% N/A
Retained by MICO 75% 55% 45% 35% 25% 25%
Included in DGI
NPW
$95** $72 $62 $57 $46 N/A
Statutory
combined ratio
NA 101% 99% 94% 95% 97%
* Premiums ceded to Donegal Mutual are included in  pooling
agreement with Atlantic States (80% to DGI)
** Projected based on estimated 2014 growth rate

Continue Strategic Efforts to Balance
Business Mix
•
Commercial lines =
42% of NWP in 2014
–
Commercial lines renewal
premiums increases in 5-
7% range
–
Ongoing emphasis on new
business growth in all
regions
•
Personal lines =
58% of NWP in 2014
–
Rate increases in 3-
8% range
–
Modest exposure growth in
addition to MICO premiums
retained
Net Written Premiums
by Line of Business
(2014)

Homeowners
20%
Other Personal
3%
Personal Auto
35%
Commercial
Auto
11%
Other
Commercial
1%
Multi Peril
15%
Workers' Comp
15%

Emphasize Growth in Commercial Lines
•
99.8% statutory combined
ratio for 2014
•
Introduce core Donegal
products in new regions
•
Growth focus on accounts
with premiums in $10,000 to
$75,000 range
•
Expand appetite within
classes and lines already
written:
– Agency development
– Add related classes
– Appropriately use reinsurance
•
Disciplined underwriting:
– Expanding use of predictive
modeling
– Large account reviews
– Loss control

50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
2010 2011 2012 2013 2014
In-Force Policy Count Retention Levels

Focus on Personal Lines Profitability
•
101.0% statutory combined ratio for 2014
•
Focus on the preferred and superior risk
markets
•
Underwriting initiatives:
–
Rate increases in virtually every jurisdiction
–
Expanding use of predictive modeling
–
New and renewal inspections
–
Seek geographic spread of risk
–
Balance portfolio (auto/home)
•
Strong policy retention

Organic Growth Centered on Relationships
with ~2,400 Independent Agencies
•
Ongoing objectives:
–
Achieve top three ranking within appointed agencies in
lines of business we write
–
Cultivate relationships with existing agencies to move
writings to next premium tier
–
Leverage “regional” advantages and maintain personal
relationships as agencies grow and consolidate
•
Continuing focus on commercial lines growth:
–
Emphasize expanded commercial lines products and
capabilities in current agencies
–
Appoint commercial lines focused agencies to expand
distribution in key geographies
–
Strengthen relationships with agencies appointed in
recent years

Support Agents with Best-In-Class Technology Coming Soon – WriteBiz 2.0, BillingCenter, Mobile App Phase II 16

Drive Increased Efficiency with Automation
•
Current infrastructure can
support premium growth
•
Premiums per employee
rising due to underwriting
systems
•
Claims system allows
more rapid and efficient
claims handling
•
Mutual affiliation provides
opportunities for
operational and expense
synergies
•
Statutory expense ratio of
29.9 for 2014 vs. 30.2%
for 2013
(Dollars in thousands)
Direct Premiums per Employee

$200
$300
$400
$500
$600
$700
$800
$900
$1,000

Enhance Underwriting Profitability to Improve
Operating Margins
•
Sustain pricing discipline and conservative
underwriting
•
Manage exposure to catastrophe/unusual weather
events
–
Reinsurance coverage in excess of a 250-year event
•
Link employee incentive compensation directly to
underwriting performance
•
Focus on rate adequacy and pricing sophistication
•
Coordinated underwriting across all regions
•
Emphasize IT-based programs such as automated
decision trees and predictive modeling

Employ Sophisticated Pricing and
Actuarial Tools
•
Predictive modeling tools
enhance our ability to
appropriately price our
products
–
Sophisticated predictive
modeling algorithms for
pricing/tiering risks
–
Territorial segmentation
and analysis of
environmental factors that
affect loss experience
–
Exploring tools that allow
consideration of vehicle-
specific data in pricing
•
Formal schedule of
regular rate adequacy
reviews for all lines of
business, including GLM
analysis on claim costs
and agency performance
•
Telematics/usage-based
insurance initiatives

Reserve Range at 12/31/2014
Low  $266,300
High $310,400
Selected at midpoint
Maintain Emphasis on Reserve Adequacy
•
Reserves at $292 million
at year-end 2014
–
Midpoint of actuarial
range
–
Conservative reinsurance
program limits volatility
•
Emphasis on faster
claims settlements to
reduce longer-term
exposures
•
2014 development of
$14 million within
targeted range
Values shown are selected reserves
Vertical bars represent actuarial ranges
(dollars in thousands, net of reinsurance)
Established Reserves at Year-end

$217,897
$243,015
$250,936
$265,605
$292,301
2010 2011 2012 2013 2014
Development
(Favorable)
($2,885)      ($168)       $7,596      $10,358     $14,469
(1.6%)           -- 3.1%           4.1%           5.4%

21 Achieve Book Value Growth By Implementing Plan Pursue quality premium growth and enhance underwriting profitability Support insurance operations with conservative investment strategy

Maintain Conservative Investment Mix
•
89% of portfolio invested
in fixed maturities at
year-end
2014
–
Effective duration =
4.1 years
–
Tax equivalent yield =
3.1%
•
Emphasis on quality
–
82% AA-rated or better
–
94% A-rated or better
•
Liquidity managed
through laddering
* Excluding investments in affiliates
$793.6 Million in Invested Assets*
(as of December 31, 2014)

Short-Term
Securities
3%
Treasury
3%
Agency
6%
Corporate
14%
Mortgage
Backed
Securities
(MBS)
23%
Taxable
Munis
1%
Tax-Exempt
Municipals
46%
Equity
4%

Donegal Financial Services Corporation
Bank Investment = 5% of Invested Assets
•
DFSC owns 100% of Union Community Bank
–
Serves Lancaster County (location of Donegal
headquarters) with 14 branch offices
•
Expanded via acquisition in 2011
–
Added scale to banking operation
–
Enhanced value of historic bank investment
–
Increased potential for bottom-line contribution
•
DGI owns approximately 48% of DFSC
–
52% owned by Donegal Mutual
•
Union Community Bank is financially strong and
profitable

Union Community Bank
(48% owned by Donegal Group Inc.)
•
2014 financial results:
–
$506 million in assets at year-end 2014
–
$2.9 million in 2014 net income
•
Excellent capital ratios at December 31, 2014:

Tier 1 capital to average total assets 16.78%
Tier 1 capital to risk-weighted assets 23.17%
Risk-based capital to risk-weighted assets 25.29%

Review:  Long-Term Business Strategy for
Growth and Success
•
Maximize benefits of regional business approach
•
Outperform industry in service, profitability and
book value growth
•
Drive revenues with organic growth and
opportunistic transactions
•
Focus on margin enhancements and investment
contributions

Strong Capital + Solid Plan to Drive Results
•
Rated A (Excellent) by
A.M. Best
–
Debt-to-capital of
approximately 14%
–
Premium-to-surplus of
approximately 1.5-to-1
•
Dividend yield of 3.4%
for Class A shares
•
Authorization for
repurchase of up to
500,000 shares of
Class A common stock
Book Value Plus Cumulative Dividends

$-
$5.00
$10.00
$15.00
$20.00
Book Value Dividends Paid

Supplemental Information 27

Structure Provides Flexibility and Capacity

100%
Reinsurance
= P&C Insurance Subsidiaries
= Thrift Holding Company/State Savings Bank
POOLING
AGREEMENT
100% 100%
Donegal Financial Services
Corporation
(Union Community Bank)
80%
20%
Sheboygan Falls
Insurance
Company
Michigan
Insurance
Company
Southern
Insurance
Company of
Virginia
Le Mars
Insurance
Company
The Peninsula
Insurance
Company
Atlantic States
Insurance
Company
Southern Mutual
Insurance
Company
Peninsula
Indemnity
Company
100% 100%
100%
100%
100%
56%
(1)
44%
(1)
52%
48%
Public
Stockholders
Donegal Mutual
Insurance Company
(1) Because of the different relative voting power of Class A common stock and Class B common stock, public stockholders hold approximately 35% of the aggregate voting power of the combined classes, and Donegal Mutual holds approximately 65% of the aggregate voting power of the combined classes.
Donegal Group Inc.

History of Contributing Transactions
Company Le Mars Peninsula Sheboygan
Southern
Mutual
Michigan
Year Acquired 2004 2004 2008 2009 2010
Company Type Mutual Stock Mutual Mutual Stock
Primary Product Line Personal Niche Personal Personal Pers./Comm.
Geographic Focus Midwest Mid-Atlantic Wisconsin
Georgia/
South Carolina
Michigan
Transaction Type Demutualization Purchase Demutualization Affiliation Purchase
Net Premiums Acquired $20 million $34 million $8 million $11 million $27 million*
*   Michigan's direct premiums written were $105 million in 2010

Net Premiums Written by Line of Business
(in millions) Q4 14 Q3 14 Q2 14 Q1 14 Q4 13 Q3 13 Q2 13 Q1 13
Personal lines:
Automobile $48.5 $53.2 $52.0 $50.5 $46.7 $50.9 $50.2 $48.6
Homeowners 27.4 32.0 31.1 22.9 25.7 29.8 29.1 21.9
Other 4.1 4.5 4.6 3.8 4.0 4.2 4.3 3.4
Total personal lines 80.0 89.7 87.7 77.2 76.4 84.8 83.6 73.8
Commercial lines:
Automobile 15.0 15.8 17.5 17.3 13.0 14.0 15.7 15.5
Workers’ compensation 19.1 20.7 22.4 26.6 16.3 18.3 19.7 23.2
Commercial multi-peril 19.6 20.1 21.7 22.1 16.8 18.0 20.0 19.7
Other 1.6 1.6 2.1 1.4 1.3 1.4 1.6 0.3
Total commercial lines 55.3 58.2 63.7 67.4 47.4 51.8 57.0 58.6
Total net premiums written $135.3 $147.9 $151.4 $144.6 $123.8 $136.6 $140.6 $132.5

Combined Ratio Analyses
(percent) Q4 14 Q3 14 Q2 14 Q1 14 Q4 13 Q3 13 Q2 13 Q1 13
Stat combined ratios:
Personal lines 106.5 95.2 99.5 102.7 99.3 97.9 100.2 98.1
Commercial lines 95.1 94.4 105.8 104.3 89.4 93.0 101.4 98.4
Total lines 101.8 95.0 102.1 103.2 95.4 96.0 100.6 98.0
GAAP combined ratios (total lines):
Loss ratio (non-weather) 67.8 56.3 63.2 61.7 59.1 57.8 63.1 64.1
Loss ratio (weather-related) 2.8 7.7 8.5 11.4 3.5 7.2 7.4 4.5
Expense ratio 30.4 32.1 31.9 31.3 31.9 32.3 32.3 30.7
Dividend ratio 0.6 0.7 0.4 0.3 0.4 0.3 0.3 0.4
Combined ratio 101.6 96.8 104.0 104.7 94.9 97.6 103.1 99.7
GAAP supplemental ratios:
Fire losses greater than $50,000 4.9 4.4 6.8 7.6 4.8 2.4 4.4 6.5
Development on prior year loss reserves 4.8 1.4 4.4 -0.3 0.1 2.4 3.7 1.5